UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 April 26, 2004


                               PLIANT CORPORATION
               (Exact name of company as specified in its charter)


           UTAH                       333-40067                 87-0496065
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission file number)        (IRS Employer
      of incorporation)                                   Identification Number)

                         1475 Woodfield Road, Suite 700
                           Schaumburg, Illinois 60173
               (Address of principal executive offices) (Zip Code)


                                 (847) 969-3300
                ------------------------------------------------
                Company's telephone number, including area code:


                                      N.A.
          (Former name or former address if changed since last report)

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)           Exhibits

         EXHIBIT NO.                DOCUMENT
         99.1                       Press Release dated April 26, 2004

ITEM 9.  REGULATION FD DISCLOSURE

     Pliant Corporation ("Pliant") is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report.
Exhibit 99.1 is a press release, dated April 26, 2004, announcing the date, time and other relevant information regarding Pliant's upcoming investor conference.

     The information in this Current Report on Form 8-K, including exhibit 99.1, shall not be deemed "filed" for the purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934, and shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           PLIANT CORPORATION


Date: April 26, 2004                       By: /s/ Brian E. Johnson
                                               ---------------------------------
                                               Brian E. Johnson
                                               Executive Vice President and
                                               Chief Financial Officer